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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549

                            -------------------------------


                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 2, 1998
                              (February 18, 1998)

                            -------------------------------

                           GRANITE BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)
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
     Delaware                           0-19728                  13-3458782
(State or other jurisdiction            (Commission              (IRS Employer
     of incorporation)                  File Number)             Identification No.)
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                            767 Third Avenue,  34th Floor
                               New York, New York 10017
                                    (212) 826-2530
(Address, including zip code, and telephone number, including area code of registrant's principal executive offices)




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                      Item 1.   Changes in Control of Registrant

                                    Not Applicable


                            Item 2.  Acquisition of Assets

                                    Not Applicable

                         Item 3.   Bankruptcy or Receivership

                                    Not Applicable

               Item 4.   Changes in Registrant's Certifying Accountants

                                    Not Applicable



                                Item 5.   Other Events

     On February 18, 1998, Granite Broadcasting Corporation ("Granite") and certain of Granite's subsidiaries entered into a definitive agreement (the "Agreement") with Freedom Communications, Inc., a California corporation ("Freedom"), whereby Freedom will acquire the assets of WWMT-TV ("WWMT"), the CBS affiliate serving the Grand Rapids-Kalamazoo-Battle Creek, Michigan television market and WLAJ-TV ("WLAJ"), the ABC affiliate serving the Lansing, Michigan television market. The total purchase price for the assets of WWMT and WLAJ will be $170 million in cash, subject to certain adjustments.

     It is anticipated that proceeds from the sale will be used to fund part of the purchase price of KOFY-TV, the WB Network affiliated station serving the San Francisco-Oakland-San Jose, California television market. Granite acquired all of the assets of WWMT in 1995 for $95 million and has a contract to acquire all of the assets of WLAJ for $19.4 million. Granite operates WLAJ pursuant to a time brokerage agreement.

     The consummation of the transactions described in the Agreement is contingent on, among other things, approval by the Federal Communications Commission and satisfaction of other customary closing conditions.

     The terms and conditions of the acquisition were determined based upon arm's-length negotiations between Granite and Freedom. No material relationship exists between Granite and Freedom.

     It is contemplated that the sale will close in the second quarter of 1998.

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     The Agreement is attached hereto as Exhibit 1 and the press release issued by Granite on February 19, 1998, is attached hereto as Exhibit 2. The exhibits are hereby incorporated by reference herein.

                   Item 6.   Resignation of Registrant's Directors

                                    Not Applicable

                     Item 7.   Financial Statements and Exhibits

     C.   Exhibits.

          1. Purchase and Sale Agreement, dated as of February 18, 1998, among Granite Broadcasting Corporation, Freedom Communications, Inc., WWMT-TV, Inc., WLAJ, Inc. and WWMT License, Inc.

          2.   Press Release, dated February 19, 1998.

                          Item 8.   Change in Financial Year

                                    Not Applicable


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GRANITE BROADCASTING CORPORATION




Dated:  March 2, 1998                   By:   /s/ Lawrence I. Wills
                                        ------------------------------------
                                        Name:Lawrence I. Wills
                                        Its: Vice President - Finance and
                                        Controller


                                         -3-
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                                    EXHIBIT INDEX


          1. Purchase and Sale Agreement, dated as of February 18, 1998, among Granite Broadcasting Corporation, Freedom Communications, Inc., WWMT-TV, Inc., WLAJ, Inc. and WWMT License, Inc.

          2.   Press Release, dated February 19, 1998.